                                                            Exhibit 99.(h)(2)(i)


                                AMENDMENT NO. 26
                                       to
                                   SCHEDULE A
                                       of
                     DELAWARE INVESTMENTS FAMILY OF FUNDS*
                           FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds
         Delaware Diversified Income Fund (New)
         Delaware U.S. Growth Fund

Delaware Group Cash Reserve
         Delaware Cash Reserve Fund

Delaware Group Equity Funds I (formerly Delaware)
         Delaware Balanced Fund (formerly Delaware Fund)
         Delaware Devon Fund

Delaware Group Equity Funds II (formerly Decatur)
         Delaware Decatur Equity Income Fund (formerly Decatur Income Fund) Delaware Growth and Income Fund (formerly Decatur Total Return Fund) Delaware Social Awareness Fund (formerly Quantum Fund) (New) Delaware Diversified Value Fund (New)

Delaware Group Equity Funds III (formerly Trend)
         Delaware American Services Fund (New)
         Delaware Focused Value Fund (formerly Delaware Research Fund) (New) Delaware Focused Growth Fund (formerly Large Cap Growth Fund) (New) Delaware Health Care Fund (New)
         Delaware Small Cap Growth Fund (New)
         Delaware Technology and Innovation Fund (New)
         Delaware Trend Fund

Delaware Group Equity Funds IV (formerly DelCap)
         Delaware Diversified Growth Fund (formerly Capital Appreciation
           Fund)(New)
         Delaware Growth Opportunities Fund (formerly DelCap Fund)

Delaware Group Equity Funds V (formerly Value)
         Delaware Small Cap Value Fund (formerly Value Fund)
         Delaware Retirement Income Fund  (New)
         Delaware Small Cap Contrarian Fund (New)


-----------------
         * Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Investments Family of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.


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Delaware Group Foundation Funds (New)
         Delaware Balanced Allocation Portfolio (formerly Delaware Balanced
           Portfolio) (New)
         Delaware Growth Allocation Portfolio (formerly Delaware Growth
           Portfolio) (New)
         Delaware Income Allocation Portfolio (formerly Delaware Income
           Portfolio) (New)
         Delaware S&P 500 Index Fund (New)
         The Asset Allocation Portfolio (New)

Delaware Group Government Fund
         Delaware American Government Bond Fund (formerly, Government Income
           Series and U.S. Government Fund)

Delaware Group Global & International Funds
         Delaware Emerging Markets Fund (New)
         Delaware International Value Equity Fund (formerly Delaware
           International Equity Fund)
         Delaware International Small Cap Value Fund (formerly Delaware
           International Small Cap Fund) (New)

Delaware Group Income Funds (formerly Delchester)
         Delaware Delchester Fund
         Delaware High-Yield Opportunities Fund (New)
         Delaware Strategic Income Fund (New)
         Delaware Corporate Bond Fund (New)
         Delaware Extended Duration Bond Fund (New)

Delaware Group Limited-Term Government Funds
         Delaware Limited-Term Government Fund

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income
  Trust-Pennsylvania)
         Delaware Tax-Free Pennsylvania Fund

Delaware Group Tax-Free Fund
         Delaware Tax-Free Insured Fund
         Delaware Tax-Free USA Fund
         Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
         Delaware Tax-Free Money Fund

Delaware Pooled Trust
         The All-Cap Growth Equity Portfolio (New)
         The Core Fixed Income Portfolio (formerly The Aggregate Fixed Income
           Portfolio) (New)
         The Core Plus Fixed Income Portfolio (New)
         The Emerging Markets Portfolio (New)
         The Focused Value Portfolio (formerly The Select Equity Portfolio)
           (New)
         The Global Equity Portfolio (New)
         The Global Fixed Income Portfolio
         The High-Yield Bond Portfolio (New)
         The Intermediate Fixed Income Portfolio (formerly The Fixed Income
           Portfolio)
         The International Equity Portfolio
         The International Fixed Income Portfolio (New)
         The International Large-Cap Equity Portfolio (New)
         The International Small-Cap Portfolio (New)
         The Labor Select International Equity Portfolio

         The Large-Cap Growth Equity Portfolio (New)
         The Large-Cap Value Equity Portfolio (formerly The Defensive Equity
           Portfolio)
         The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth
           Portfolio)
         The Real Estate Investment Trust Portfolio
         The Real Estate Investment Trust Portfolio II (New)
         The Small-Cap Growth Equity Portfolio (New)
         The Small-Cap Value Equity Portfolio (New)

Delaware VIP Trust (formerly Delaware Group Premium Fund)
         Delaware VIP Balanced Series (formerly Delaware Balanced Series and
           Delaware Series)
         Delaware VIP Capital Reserves Series
         Delaware VIP Cash Reserve Series
         Delaware VIP Diversified Income Series (New)
         Delaware VIP Emerging Markets Series (New)
         Delaware VIP Global Bond Series (New)
         Delaware VIP Large Cap Value Series (formerly Growth and Income Series) Delaware VIP Growth Opportunities Series (formerly DelCap Series) Delaware VIP High Yield Series (formerly Delchester Series)
         Delaware VIP International Value Equity Series (formerly International
           Equity Series)
         Delaware VIP REIT Series (New)
         Delaware VIP Select Growth Series (formerly Aggressive Growth Series)
           (New)
         Delaware VIP Small Cap Value Series (formerly Value Series)
         Delaware VIP Social Awareness Series (formerly Quantum Series) (New) Delaware VIP Trend Series
         Delaware VIP U.S. Growth Series (New)

Voyageur Insured Funds
         Delaware Tax-Free Arizona Insured Fund (New)
         Delaware Tax-Free Minnesota Insured Fund (New)

Voyageur Intermediate Tax Free Funds
         Delaware Tax-Free Minnesota Intermediate Fund (New)

Voyageur Investment Trust
         Delaware Tax-Free California Insured Fund (New) Delaware Tax-Free Florida Fund (New) Delaware Tax-Free Florida Insured Fund (New) Delaware Tax-Free Missouri Insured Fund (New) Delaware Tax-Free Oregon Insured Fund (New)

Voyageur Mutual Funds
         Delaware Minnesota High-Yield Municipal Bond Fund (New) Delaware National High-Yield Municipal Bond Fund (New) Delaware Tax-Free Arizona Fund (New) Delaware Tax-Free California Fund (New) Delaware Tax-Free Idaho Fund (New) Delaware Tax-Free New York Fund (New)

Voyageur Mutual Funds II
         Delaware Tax-Free Colorado Fund (New)

Voyageur Mutual Funds III
         Delaware Select Growth Fund (formerly Delaware Aggressive Growth Fund)
           (New)

         Delaware Growth Stock Fund (New)

Voyageur Tax Free Funds
         Delaware Tax-Free Minnesota Fund (New)


Dated as of May 1, 2003


DELAWARE SERVICE COMPANY, INC.           DELAWARE GROUP ADVISER FUNDS
                                         DELAWARE GROUP CASH RESERVE
                                         DELAWARE GROUP EQUITY FUNDS I
By:                                      DELAWARE GROUP EQUITY FUNDS II
     --------------------------------    DELAWARE GROUP EQUITY FUNDS III
     Michael P. Bishof                   DELAWARE GROUP EQUITY FUNDS IV
     Senior Vice President/              DELAWARE GROUP EQUITY FUNDS V
     Investment Accounting               DELAWARE GROUP FOUNDATION FUNDS
                                         DELAWARE GROUP GOVERNMENT FUND
                                         DELAWARE GROUP GLOBAL &
                                           INTERNATIONAL FUNDS
                                         DELAWARE GROUP INCOME FUNDS
                                         DELAWARE GROUP LIMITED-TERM
                                           GOVERNMENT FUNDS
                                         DELAWARE GROUP STATE TAX-FREE INCOME
                                           TRUST
                                         DELAWARE GROUP TAX-FREE FUND
                                         DELAWARE GROUP TAX-FREE MONEY FUND
                                         DELAWARE POOLED TRUST
                                         DELAWARE VIP TRUST
                                         VOYAGEUR INSURED FUNDS
                                         VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                         VOYAGEUR INVESTMENT TRUST
                                         VOYAGEUR MUTUAL FUNDS
                                         VOYAGEUR MUTUAL FUNDS II
                                         VOYAGEUR MUTUAL FUNDS III


                                         By:
                                              ----------------------------------
                                              David K. Downes
                                              President/Chief Executive Officer/
                                              Chief Financial Officer